UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018

DANDRIT BIOTECH USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Dandrit Biotech A/S Stumpedyssevej 17, 2970 Horsholm, Denmark (Address of principal executive offices)

+1(510) 203-4857

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2018 (the “Agreement Date”), Dandrit Biotech USA, Inc., a Delaware corporation (the “Registrant” or “Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, DanDrit Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (“Merger Sub”), Enochian Biopharma, Inc., a Delaware corporation (“Enochian” or the “Company”) and Weird Science LLC, a California limited liability company and the super majority stockholder of Enochian (the “Majority Stockholder”). The Merger Agreement provides that the Merger Sub will merge with and into Enochian, with Enochian as the surviving corporation (the “Merger”).

As consideration for the Merger, the stockholders of Enochian shall be entitled to receive (i) 50% of the number of shares of the Company’s Common Stock issued and outstanding as of the effective time of the Merger (the “Effective Time”), in the aggregate, after giving effect to the Merger, and (ii) earn-out shares of the Company’s common stock pro rata upon the exercise or conversion of any of the Company’s stock options and warrants which are outstanding at closing.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. All capitalized terms hereunder which are otherwise not defined shall have the meanings ascribed thereto in the Merger Agreement.

The closing of the Merger is subject to various customary conditions, including, without limitation:

(i) Enochian shall have executed an intellectual property license agreement in the form of Exhibit 10.1 attached hereto, which shall contain the following terms: (a) a perpetual, fully paid-up, royalty-free, sublicensable, and sole and exclusive (including to the exclusion of the Majority Stockholder) worldwide license from the Majority Stockholder to the Company under all Intellectual Property Rights of the Majority Stockholder in the Field (defined below) to research, develop, use, sell, have sold, make, have made, offer for sale, import and otherwise commercialize Products and to otherwise use and practice the Intellectual Property and Technology of the Majority Stockholder solely for the prevention, treatment, and/or amelioration of and/or therapy exclusively for HIV in humans, and research and development exclusively relating to HIV in humans (the “Field”) worldwide; (b) a nonexclusive license from Company to the Majority Stockholder to use the Study Results, at the Majority Stockholder’s own expense, to prosecute patents and the Majority Stockholder will own the resulting patent applications and patents and all Intellectual Property Rights in those patent applications and patents, and (c) a perpetual, fully paid-up, royalty-free, sublicensable, and sole and exclusive (including to the exclusion of the Majority Stockholder) worldwide license from the Majority Stockholder to the Company (which will be part of the license described in (a) above) to use such patent applications and patents solely in the Field, and to make, have made, use, sell, offer to sell and import inventions claimed in such patent applications and patents solely in the Field;

(ii) the Majority Stockholder shall have irrevocably assigned to Company all rights, title and interest in certain Study Results to the extent within the Field and all inventions, improvements or discoveries made or reduced to practice in the performance of the Study to the extent within the Field (including all Intellectual Property therein);

(iii) the Registrant, the Majority Stockholder and RS Group, a significant stockholder of the Registrant (”RS Group”) shall have entered into (a) an Investor Rights Agreement, substantially in the form of Exhibit 10.2 attached hereto with such completions and modifications as are mutually acceptable to all parties, which subject to customary terms and limitations provides for (A) nomination rights of each of the Majority Stockholder and RS Group to nominate a single director each, (B) both Majority Stockholder and RS Group to nominate 3 mutually agreed directors, (C) both Majority Stockholder and RS Group to consent to any increase in the number of directors, (D) restrictions on transfer of securities held by both other than pursuant to certain permitted transferees agreeing to be bound thereunder, and (E) demand and piggy-back registration rights for the stockholders of Enochian (and certain permitted transferees) with respect to the shares of Registrant’s common stock to be issued in connection with the Merger and (b) a Standstill & Lock-Up Agreement, substantially in the form of Exhibit 10.3 attached hereto with such completions and modifications as are mutually acceptable to all parties, which subject to customary terms and limitations provides for (Y) restrictions on the Majority Stockholder and its affiliates acquiring any Parent Common Stock other than as provided in the Merger Agreement or such that they would own greater than 50% of such shares issued and outstanding and (Z) restrictions on sale of one half of the securities owned by the Majority Stockholder and RS Group for twelve months and the other half for 24 months subject to customary permitted dispositions and transfers;

(iv) the Registrant shall have not less than $19,000,000 in cash on hand, less up to a maximum of $1,000,000 of expenses related to the Merger;

(v) the Registrant and the Company will have executed certain employment and/or consulting agreements with certain persons affiliated with Enochian;

(vi) Parent shall be satisfied with all intellectual property due diligence of Company and Company Intellectual Property in its sole and absolute discretion; and

(vii) Company shall have provided to Registrant audited financial statements of Company in the form required for Registrant’s independent public accounting firm to prepare financial statements in accordance with Registrant’s filing requirements with the SEC in respect to the Transactions.

Furthermore, each of the Company, the Merger Sub, Enochian and the Majority Stockholder has made customary representations and warranties and covenants in the Merger Agreement as of the Agreement date, which shall also be true as of closing. In particular, each of the Company, Enochian and the Majority Stockholder has agreed to, among others, covenants (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger and (ii) not to solicit, enter into any negotiations or take any other actions related to an acquisition of either entity, other than the Merger.

The foregoing description of the Merger Agreement, the exhibits and schedules thereto, including, without limitation, the License, the Investor Rights Agreement and the Standstill & Lock-Up Agreement does not purport to be complete, and is qualified in its entirety by reference to Exhibits 2.1, 10.1, 10.2 and 10.3 hereto, which are incorporated by reference herein.

Item 8.01 Other Events.

On January 17, 2018, the Company issued a press release announcing the Merger Agreement and the Merger described in Item 1.01 hereto. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
2.1	Agreement and Plan of Merger	Provided herewith
10.1	Form of License Agreement	Provided herewith
10.2	Form of Investor Rights Agreement	Provided herewith
10.3	Form of Standstill & Lock-Up Agreement	Provided herewith
99.1	Press Release	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: January 17, 2018	By:	/s/ Eric J. Leire
	Name:	Eric J. Leire
	Title:	Chief Executive Officer

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